UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



  Date of Report (Date of Earliest Event Reported): May 17, 2005 (May 17, 2005)



                              GULFWEST ENERGY INC.
               (Exact Name of Registrant as Specified in Charter)



             Texas                       1-12108               87-0444770
-------------------------------   ------------------------  -------------------
(State or Other Jurisdiction of   (Commission File Number)    (IRS Employer
        Incorporation)                                      Identification No.)


          480 N. Sam Houston Parkway E., Suite 300, Houston Texas 77060
                    (Address of Principal Executive Offices)


                                 (281) 820-1919
              (Registrant's telephone number, including area code)
-----------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02         Results of Operations and Financial Condition.

                  On May 17, 2005, GulfWest Energy Inc. issued a press release announcing financial results for the first quarter of 2005 and containing selected financial and operational data for the quarter ended March 31, 2005 compared to the quarter ended March 31, 2004. The Company also announced that management will hold a conference call to discuss the information in the press release as well as the first quarter results on Wednesday, May 18, 2005, at 9:30 a.m. CST. The press release is included in this report as Exhibit 99.1.

                  The information contained in Exhibit 99.1 is incorporated herein by reference. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01         Financial Statements and Exhibits.

(c)           Exhibits


Exhibit Number                   Description
--------------                   -----------
Exhibit 99.1                     Press Release dated May 17, 2005


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GULFWEST ENERGY INC.

Date:    May 17, 2005                   /s/ Allan D. Keel
                                        --------------------------------------
                                        Allan D. Keel
                                        President and Chief Executive Officer

                                  Exhibit Index


Exhibit Number        Description
---------------       ------------
Exhibit 99.1          Press Release dated May 17, 2005